RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Transactions with related parties:

	Three months ended September 30,		Nine months ended September 30,
(in thousands of $)	2016	2015	2016	2015
Transactions with Golar and affiliates:
Time charter revenues from related parties (a)	7,360	8,280	21,920	33,275
Management and administrative services fees (b)	(1,329)	(711)	(2,617)	(2,040)
Ship management fees (c)	(1,332)	(1,827)	(5,342)	(5,482)
Interest expense on the Eskimo vendor loan (i)	—	(738)	—	(3,776)
Income related to the Tundra Letter Agreement (e)	929	—	1,237	—
Interest income on short term credit arrangements (e)	—	—	122	—
Dividends to China Petroleum Corporation (f)	(3,200)	(3,000)	(9,200)	(8,000)
Distributions to Golar (h)	(13,200)	(13,100)	(39,600)	(38,800)
Fees to Helm Energy Advisors Inc (j)	(90)	—	(800)	—
Total	(10,862)	(11,096)	(34,280)	(24,823)

Receivables from related parties:

As of September 30, 2016 and December 31, 2015 balances with related parties consisted of the following:

(in thousands of $)	September 30, 2016	December 31, 2015
Balances due from Golar and affiliates (d)	35,052	4,400
Deposit paid to Golar (e)	107,247	—
Methane Princess lease security deposit movements (g)	2,163	2,728
Total	144,462	7,128

(a) Time charter revenues from related parties - This consists of revenue from the charter of the Golar Grand (three and nine months ended September 30, 2016) and charters of the Golar Eskimo and the Golar Grand (three and nine months ended September 30, 2015).

In February 2015 we exercised our option requiring Golar to charter in the Golar Grand for the period from February 16, 2015 until October 31, 2017 at approximately 75% of the hire rate that would have been payable by the charterer. The daily time charter rate receivable from Golar reduced following the vessel’s lay up in December 2015.

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period.

(b) Management and administrative services agreement - On March 30, 2011, we entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management and Golar Management Norway AS.

(d) Balances due from Golar and its affiliates - Receivables and payables with Golar primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, and other related party arrangements including the Golar Grand time charter and the Tundra Letter Agreement. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. The increase in trading balances from Golar to $35.1 million at September 30, 2016 from $4.4 million at December 31, 2015 is mainly attributable to amounts due from Golar in respect of the Golar Grand charter and amounts due under the Tundra Letter Agreement. Subsequent to September 30, 2016, Golar settled $19.5 million of amounts due under the Golar Grand time charter.

(e) Deposit paid to Golar - As further described in note 8, in May 2016 we closed the Tundra Acquisition. As of the closing, we had paid a total of $107.2 million in purchase consideration. Until the Golar Tundra commences operations and the arrangements with Golar expire (including the Tundra Put Option), we will not consolidate Tundra Corp into our financial results. Accordingly, we have recognized a deposit receivable of $107.2 million in our consolidated balance sheet as of September 30, 2016. Furthermore, pursuant to the Tundra Letter Agreement, of the amount we are entitled to receive under the agreement we have accounted for $0.9 million and $1.2 million as interest income for the three and nine months ended September 30, 2016, respectively.
(f) Dividends to China Petroleum Corporation - During the three and nine months ended September 30, 2016 and September 30, 2015, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $3.2 million and $9.2 million and $3.0 million and $8.0 million, respectively.

(g) Methane Princess lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement. Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess lease.

(h) Distributions to Golar - During the three and nine months ended September 30, 2016 and September 30, 2015, we paid total distributions to Golar of $13.2 million and $39.6 million and $13.1 million and $38.8 million, respectively.

(i) Golar Eskimo vendor loan - In January 2015 we acquired the Golar Eskimo from Golar for $388.8 million. We funded a portion of the purchase price with the proceeds of a $220.0 million vendor loan from Golar. The loan was non-amortizing with a final balloon payment due in December 2016, contained a repayment incentive fee of up to 1.0% of the loan amount and bore interest at a rate equal to LIBOR plus a blended margin of 2.84%. The loan was repaid in full in November 2015.

(j) Fees to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Arnell, who was appointed to our Board in February 2015 and resigned in September 2016, acted and advised on various projects for Golar and earned approximately $0.8 million from Golar in fees for the nine months ended September 30, 2016. As of September 30, 2016, the total amount outstanding by Golar to Helm was $0.1 million.